PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

Supplement dated July 15, 2014
to the Prospectus and Statement of Additional Information (SAI) dated February 14, 2014

The revisions described herein are effective on or about July 15, 2014. This supplement amends and supersedes any contrary information relating to any share class offered by a Fund contained within a Fund’s Statutory Prospectus and Statement of Additional Information (SAI) and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Statutory Prospectus and SAI, as applicable, and retain it for future reference.

1.	The following disclosure is added to the Fund’s discussion of fixed income instruments in the section of the Statutory Prospectus entitled “How the Fund Invests—Investment Objective and Policies”:

In the event that a security receives different ratings from different nationally recognized statistical rating organizations (NRSROs), the Fund will treat the security as being rated in the highest rating category received from an NRSRO. If the three primary NRSROs used by the Fund (Moody’s Investor Service, Inc., Standard & Poor’s and/or Fitch, Inc.) do not rate a security, the Fund will treat the security as being rated in the highest rating category received from Japan Credit Rating Agency, Ltd. and DBRS (formerly, Dominion Bond Rating Service), if any.

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